SENIOR CREDIT FACILITY	12 Months Ended
Dec. 31, 2012
Senior Credit Facility [Abstract]
SENIOR CREDIT FACILITY

NOTE F – SENIOR CREDIT FACILITY

Senior credit Facility with PNC Bank

On December 24, 2012, the Company executed the Loan Agreement and Security Agreement (“PNC credit facility”) with its new primary lender, PNC Bank, National Association ( “PNC”). There are two components to the PNC credit facility: A Committed Line of Credit Note (“Line of Credit”) and a Term Note.

The Line of Credit allows for borrowings up to the lesser of (a) $6,500 or (b) the sum of 85% of eligible accounts receivable and 50% of eligible inventory. Additionally, the Line of Credit allows for Letter(s) of Credit in the aggregate at any time outstanding not to exceed $1,500. The Line of Credit bears interest at a rate per annum equal to the Daily LIBOR Rate plus the applicable “LIBOR Margin” as set based on certain metrics (effectively 2.96% at December 31, 2012). At December 31, 2012, $3,722 is outstanding on the Line of Credit, with $2,379 of availability on the Line of Credit.

The Term Note is for the amount of $2,500, together with interest accruing on the outstanding principal balance from December 24, 2012. This loan is collateralized by various real estate and equipment. The Term Note bears interest at a rate per annum equal to the Daily LIBOR Rate plus the applicable “LIBOR Margin” as set based on certain metrics (effectively 3.21% at December 31, 2012).

The Company is obligated to make equal monthly installments of $42, commencing on January 24, 2013, and continuing on the same day of each month thereafter. Interest shall be payable at the same time as the principal payments. Any outstanding principal and accrued interest shall be due and payable in full on December 24, 2017.

The provisions of the PNC credit facility include a lock-box arrangement and certain provisions that could potentially be interpreted as a subjective acceleration clause. More specifically, PNC, in its reasonable credit judgment, can assess additional reserves to the borrowing base calculation or reduce the advance rate against accounts receivable and inventories to account for changes in the nature of the Company’s business that alters the underlying base borrowing calculation. The reserve requirements may result in an over-advance borrowing position that could require an accelerated repayment of the over-advance portion. The Company does not anticipate any changes in its business practices that would result in any material adjustments to the borrowing base calculation. However, management cannot be certain that additional reserves will not be assessed by PNC to the borrowing base calculation. As a result, the Company classifies borrowings under the revolving note as a short-term obligation.

The Company paid a closing fee of $4 on the Line of Credit and a closing fee of $4 on the Term Note.

Senior credit facility with Wells Fargo – Terminated December 24, 2012

As of December 31, 2012, the Company no longer has a $5,000 secured revolving credit agreement (“WFB credit agreement”) with Wells Fargo Bank National Association (“Wells Fargo”). Borrowings under the WFB credit agreement were paid off with initial funding under the PNC credit facility. Interest under the WFB credit agreement was due monthly at LIBOR plus 3.50% (effectively 3.81% at December 24, 2012). The WFB credit agreement was amended several times over its term to adjust interest rates, maturity dates and covenants. The Company paid interest expense of approximately $156 for the year ended December 31, 2012, including debt issue cost amortization of $47. For the year ended December 31, 2011, the Company paid interest expense of approximately $211, including debt issue costs amortization of $3.

Additionally, under a machinery and equipment term loan (“M&E Loan”) with Wells Fargo, the Company has outstanding $0 at December 31, 2012 and $972 at December 31, 2011. Under the loan agreement, the Company made monthly installments of $27 plus interest. The Company paid interest expense of approximately $43 and $18 for the years ended December 31, 2012 and 2011, respectively. This loan was paid off early with initial funding under the PNC credit facility.

Covenants

Terms of the PNC Credit Facility require the Company to meet two financial covenants:

•

Maintain as of the end of each fiscal quarter, on a rolling four quarters basis, a ratio of Funded Debt to EBITDA of less than or equal to 2.50 to 1.00 at close and at December 31, 2012; and 2.25 to 1.00 at December 31, 2013 and thereafter,

•	Maintain as of the end of each fiscal quarter, on a rolling four quarters basis, a Fixed Charge Coverage Ratio of greater than or equal to 1.25 to 1.00.

As part of this agreement, certain bank covenants have been put into effect. In the event the Company is unable to attain the results established in the bank covenants, the Company may have future debt covenant violations and the lender could claim a default and demand repayment. If PNC demands immediate repayment of the outstanding borrowings under the credit agreement; currently, the Company may not have the means to repay or refinance the amounts that would be due. If demanded, and if the Company was unable to repay or refinance the amounts due under the credit agreement, PNC could exercise its remedies there under, including foreclosing on substantially all assets, which the Company has pledged as collateral to secure obligations under the credit agreement. As of December 31, 2012, the Company is not in violation of any covenants with PNC.